UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007 (August 1, 2007)

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 1, 2007, Huntsman International LLC, a wholly-owned subsidiary of Huntsman Corporation, and certain of its subsidiaries (collectively, the “Sellers”), completed the sale of the Sellers’ U.S. polymers business assets to Flint Hills Resources, LP for $150 million plus the value of associated inventory, for total consideration, net of other adjustments, of approximately $350 million, subject to post-closing adjustment.  The separate closing of the Sellers’ U.S. base chemicals business for the remaining $306 million of sales price plus the value of associated inventory will occur following the re-start of the Sellers’ Port Arthur, Texas olefins manufacturing facility.  The sale of the U.S. polymers business includes our manufacturing assets located at four U.S. sites: Odessa and Longview, Texas; Peru, Illinois; and Marysville, Michigan.

Item 9.01 Financial Statements and Exhibits.

 (b)  Pro Forma Financial Information.

The pro forma financial information pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)   Exhibits

Exhibit No.		Exhibit Title
2.1

Amended and Restated Asset Purchase Agreement dated June 22, 2007 among Flint Hills Resources, LP, Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman International LLC and Huntsman Corporation filed on June 22, 2007).

99.1	*	Press Release dated August 1, 2007

99.2	*	Pro Forma Financial Information

*                    Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007	HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

	By:	/s/ L. Russell Healy
	Name:	L. Russell Healy
	Title:	Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.		Exhibit Title
2.1

Amended and Restated Asset Purchase Agreement dated June 22, 2007 among Flint Hills Resources, LP, Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman International LLC and Huntsman Corporation filed on June 22, 2007).

99.1	*	Press Release dated August 1, 2007.

99.2	*	Pro Forma Financial Information

*                    Filed herewith.